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                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                       ____________________



                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):                June 3, 1999


                             LEGG MASON, INC.
        (Exact Name of Registrant as Specified in its Charter)


         Maryland                          1-8529             52-1200960
(State or Other Jurisdiction            (Commission        (IRS Employer
     of Incorporation)                    File No.)        Identification No.)



100 Light Street, Baltimore, Maryland                              21202
(Address of Principal Executive Office)                          (Zip Code)



Registrant's Telephone Number, Including Area Code:    (410) 539-0000



                         Not Applicable
  (Former name or former address, if changed since last report)


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Item 5.   Other Events

     On June 3, 1999, Legg Mason, Inc. (the "Company") issued a press release regarding revisions to its fiscal 1999 earnings and stockholders' equity. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          99   Press Release of Legg Mason, Inc. dated June 3, 1999.


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                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEGG MASON, INC.




Date:  June 3, 1999                By:  /s/ Robert F. Price
                                        Robert F. Price
                                        Senior Vice President


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                         EXHIBIT INDEX

Exhibit


99        Press Release of Legg Mason, Inc. dated June 3, 1999